UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 20, 2009

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 Securities and Trading Markets

Item 3.03 Material Modifications to Rights of Security Holders.

On April 1, 2009, IA Global, Inc. (the “Company”) agreed to issue preferred stock to ArqueMax Ventures, LLC, an entity controlled by Michael Ning, the Chairman of Taicom Securities Co Ltd for the following additional payments (i) $140,000 to be paid on or about April 7, 2009; (ii) $67,000 to be paid on or about April 15, 2009; and (iii) $110,000 to be paid on or about April 30, 2009.

The Certificate of Designations, Rights and Preferences of the ArqueMax Ventures, LLC Series Preferred Stock of IA Global, Inc. dated April 20, 2009 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(c)	Shell company transactions – None.

(d)	Exhibits –

Exhibit No.	Description

3.1	Certificate of Designations, Rights and Preferences of the ArqueMax Ventures, LLC Series Preferred Stock of IA Global, Inc. dated April 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: April 20, 2009

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer